UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 11, 2024

QVC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38654	23-2414041
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1200 Wilson Drive

West Chester, Pennsylvania 19380

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (484) 701-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.375% Senior Secured Notes due 2067	QVCD	New York Stock Exchange
6.250% Senior Secured Notes due 2068	QVCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

In connection with the below described offers (collectively, the “Offers”), Liberty Interactive LLC, a wholly-owned subsidiary of Qurate Retail, Inc. (“Qurate Retail”), which is the indirect parent of QVC, Inc. (“QVC”), through its subsidiaries, is expected to contribute to QVC an amount in cash equal to the cash portion of the consideration to be offered in the Offers minus $75 million which will be paid by QVC, immediately prior to the settlement date of the Offers.

The information disclosed under Item 7.01. Regulation FD of this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 8.01. Other Events.

On September 11, 2024, QVC issued a press release announcing the commencement of two separate exchange offers for eligible holders of Old Notes (as defined below): (i) an offer to exchange any and all of its outstanding 4.750% Senior Secured Notes due 2027 (“Old 2027 Notes”) for its newly issued 6.875% Senior Secured Notes due 2029 (“New Notes”) and cash; and (ii) an offer to exchange any and all of its outstanding 4.375% Senior Secured Notes due 2028 (“Old 2028 Notes” and, together with the Old 2027 Notes, the “Old Notes”) for New Notes. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated by reference herein. QVC also commenced offers for holders of Old Notes that are not eligible holders to offer to purchase their Old Notes.

This Current Report on Form 8-K does not constitute an offer to tender for, or purchase, any Old Notes or any other security, nor does it constitute an offer to sell or the solicitation of an offer to buy New Notes or any other security.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 11, 2024 regarding the Offers.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QVC, Inc.

Date: September 11, 2024	By:	/s/ Bill Wafford
Bill Wafford
Executive Vice President and Chief Financial Officer